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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2003



                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                     0-22356                   58-20583
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)



                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

         On October 23, 2003, Friedman's Inc. issued a press release announcing the postponement of the release of its earnings results for the fourth quarter and year ended September 27, 2003. The text of the press release, which is attached at Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.  Exhibits

         (c)  Exhibits

         99.1  Press Release Dated October 23, 2003.

Item 12. Results of Operations and Financial Conditions

         See Item 5, above.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Friedman's Inc.
                                      (Registrant)



Date:  October 23, 2003               By: /s/ Victor M. Suglia
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                                          Victor M. Suglia
                                          Senior Vice President,
                                          Chief Financial Officer,
                                          Treasurer and Secretary